Short-term investments	3 Months Ended
Dec. 31, 2022
Short-term Investments
Short-term investments

4. Short-term investments

($)
Balance at September 30, 2020	—
Acquisition of marketable securities in merger with Ely	1,291
Fair value change due to price change	(168)
Fair value change due to foreign exchange	(5)
Balance at September 30, 2021	1,118
Acquisition of Golden Valley and Abitibi	23,360
Addition	949
Dispositions	(17,659)
Fair value change due to price change	(619)
Fair value change due to foreign exchange	50
Balance at September 30, 2022	7,199
Addition	112
Dispositions	(4,531)
Fair value change due to price change	481
Fair value change due to foreign exchange	579
Balance at December 31, 2022	3,840

During the three months ended December 31, 2022, the Company received shares from various optionees totaling $68 as property option payments and disposed of a portion of the short-term investments acquired through the acquisition Abitibi.

During the year ended September 30, 2022, the Company acquired 1,666,667 units of Monarch Mining Corporation ("Monarch") at a price of C$0.60 per unit for $799 (C$1 million). Each unit consists of one common share of Monarch and one transferable common share purchase warrant, with each warrant entitling the holder to acquire an additional common share for C$0.95 for a period of 60 months following the date of issuance thereof.

The fair values of marketable securities disposed of during the three months ended December 31, 2022, and year ended September 30, 2022 were $4,531 and $17,659, respectively.